UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2026 (May 7, 2026)

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported below in Item 5.07 to this Current Report on Form 8-K, on May 7, 2026 at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Murphy USA Inc. (the “Company”), the holders of the Company’s common stock approved amendments to the Company’s restated certificate of incorporation (the “Certificate of Incorporation”) to:
•amend Article 6(C), (D) and (E) of the Certificate of Incorporation to phase-out the classification of the Board of Directors (the "Board") over a three-year period and provide for the annual election of directors, such that directors previously elected by stockholders to three-year terms of office, including those directors elected at the Annual Meeting, will complete their three-year terms, and thereafter, they or their successors will be elected to one-year terms at each future annual meeting of stockholders; and
•Amend Article 7(B) of the Certificate of Incorporation to allow stockholders owning 25% or more of the voting power of our outstanding common stock entitled to vote to call a special meeting of the stockholders.

On May 7, 2026, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate of Incorporation and a restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware to implement the foregoing amendments.

In addition, on May 7, 2026, the Company amended and restated its bylaws (as so amended, the “Second Amended and Restated Bylaws”). As described in the Proxy Statement for the Annual Meeting filed with the Securities Exchange Commission on March 26, 2026, the bylaws were amended to:
•amend Sections 3.01 and 3.02 to make conforming changes to the as amended Article 6 as set forth in the Amended and Restated Certificate regarding the declassification of the Board; and
•amend Section 2.03 to conform to the as-amended Article 7 set forth in the Amended and Restated Certificate of Incorporation relating to special meeting rights.

The effectiveness of the Amended and Restated Bylaws was conditioned upon stockholder approval of the amendments to the Certificate of Incorporation.

The foregoing summary of the Certificate of Amendment, the Restated Certificate of Incorporation and the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Certificate of Amendment, the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 6 (as numbered in the Company's 2026 Proxy Statement) submitted to the Company's stockholders for consideration at the Annual Meeting held on May 7, 2026, are set forth below.

Proposal 1. In an uncontested election, each of the following Class I directors proposed by management was elected to the Board, with a tabulation of votes to the nearest share as shown below:

	For	Against	Abstain	Broker Non-Votes
Claiborne P. Deming	15,062,784	321,315	17,920	1,293,744
Hon. Jeanne L. Phillips	15,274,784	105,623	21,612	1,293,744
Jack T. Taylor	15,187,869	195,851	18,299	1,293,744
Michael G. Kulp	15,342,807	39,457	19,755	1,293,744

Proposal 2. Stockholders ratified the Audit Committee of the Board's appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2026 fiscal year.

	For	Against	Abstain
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2026	16,627,484	48,273	20,006

Proposal 3. Stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers ("NEOs"), as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2026 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation on an Advisory, Non-Binding Basis	15,049,237	320,253	32,529	1,293,744

Proposal 4. Stockholders approved the amendment to the Company's Certificate of Incorporation to phase-out the classification of the Board of Directors and provide for the annual election of directors.

	For	Against	Abstain	Broker Non-Votes
Amend the Certificate of Incorporation to Phase-Out the Classification of the Board of Directors and Provide for the Annual Election of Directors	15,349,449	36,125	16,445	1,293,744

Proposal 5. Stockholders approved the amendment to the Company's Certificate of Incorporation to enable adoption of the right for shareholders owning 25% or more of the voting power of our outstanding common stock entitled to vote to call special meetings of stockholders.

	For	Against	Abstain	Broker Non-Votes
Amend the Certificate of Incorporation to Enable Adoption of Stockholders' Right to Call Special Meetings of Stockholders	14,269,119	206,710	926,190	1,293,744

Proposal 6. Stockholder proposal - give shareholders the ability to call for a special shareholder meeting. Stockholders rejected a stockholder proposal regarding giving shareholders the ability to call for a special shareholder meeting as follows:

	For	Against	Abstain	Broker Non-Votes
Stockholder Proposal - Give Shareholders the Ability to Call for a Special Shareholder Meeting	5,225,972	10,140,392	35,655	1,293,744

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Murphy USA Inc.
3.2	Amended and Restated Certificate of Incorporation of Murphy USA Inc.
3.3	Second Amended and Restated Bylaws of Murphy USA Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	May 11, 2026	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Senior Vice President, Chief Financial Officer and Treasurer